                                                                    EXHIBIT 10.3

                           MASTER AMENDMENT AND WAIVER

                                 August 5, 2002

                  This Master Amendment and Waiver, dated as of August 5, 2002, is entered into by and among HPSC BRAVO FUNDING, LLC (successor to HPSC BRAVO FUNDING CORP.), a Delaware limited liability company ("Bravo"), HPSC, INC., a Delaware corporation, TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("TRIPLE-A") and CAPITAL MARKETS ASSURANCE CORPORATION, a New York stock insurance company ("CAPMAC").

                  Reference is made to that Amended and Restated Purchase and Contribution Agreement, dated as of March 31, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "PCA") between Bravo and HPSC, Inc. Capitalized terms used but not defined herein shall have the meaning as used in the PCA.

                  Reference is made to that Amended and Restated Lease Receivables Purchase Agreement, dated as of March 31, 2000 (as has been amended, restated, supplemented or otherwise modified from time to time, the "PRIOR TRIPLE-A PURCHASE AGREEMENT") among Bravo, HPSC, Inc., Triple-A and CapMAC.

                  WHEREAS, the parties to the Prior Triple-A Purchase Agreement intend to enter into that Second Amended and Restated Lease Receivables Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "TRIPLE-A PURCHASE AGREEMENT").

                  WHEREAS, HPSC, Inc. did not comply with the financial covenants set forth in SECTION 5.04(a)) of the PCA during certain fiscal quarters in the period from January 1, 1996 to June 30, 2002 (the "FINANCIALS DEFAULTS").

                  WHEREAS, HPSC, Inc. has requested Bravo to waive the Financial Defaults and to amend the PCA.

                  WHEREAS, Bravo, Triple A and CapMAC wish to waive the Financial Defaults and to amend the PCA, subject to the terms and conditions hereof.

                  NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, parties hereto hereby agree as follows:

                  SECTION 1. Subject to the conditions set forth in SECTION 3 hereof, the PCA is hereby amended to:

                  (a) amend and restate SECTION 5.02(a) in its entirety as the following:

                           (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller, (x) the Financial Covenants Compliance Certificate for such fiscal quarter, and (y) the financial statements (including the balance sheet, income statement and cash flow statement) of the Seller and its consolidated Subsidiaries for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, in either case of (x) or (y) certified by the chief financial officer, chief accounting officer or treasurer of the Seller;

                  (b) amend and restate SECTION 5.02(b) in its entirety as the following:

                           (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, (x) the Financial Covenants Compliance Certificate for such fiscal year certified by the chief financial officer, chief accounting officer or treasurer of the Seller and (y) the financial statements (including the balance sheet, income statement, statement of retained earnings and cash flow statement) of the Seller and its consolidated Subsidiaries for the last fiscal quarter of such fiscal year (each certified by the chief financial officer, chief accounting officer or treasurer of the Seller) and for such fiscal year (each audited and reported with unqualified opinions by nationally recognized independent public accountants acceptable to the Buyer. The Buyer acknowledges that any of the "Big 5" accounting firms will be acceptable to the Buyer);

                  (c) amend SECTION 5.02(g) by adding the following at the beginning thereof:

                           the "Compliance Certificate" and "Borrower's
         Projections" as defined in the FootHill Credit Agreement, and the certificate of independent certified public accountants prepared pursuant to SECTION 6.3(b)(ii) of the FootHill Credit Agreement when such reports are delivered to the "Agent" thereunder, and

                  (d) amend and restate SECTION 5.04(a)(i) in its entirety as the following:

                           (i) as of the date set forth below, the Tangible Net Worth to be less than the amount set forth opposite such date plus 100% of the proceeds of any sale during the period from June 30, 2002 to such date by the Seller or any of its Subsidiaries of (A) equity securities issued by the Seller or any of its Subsidiaries, or (B) warrants or subscription rights for equity securities issued by the Seller or any of its Subsidiaries, or as of the end of any fiscal quarter after June 30, 2005, to be less than the sum of (x) $45,300,000, plus (y) 75% of actual positive Net Income for all fiscal quarters commencing after March 31, 2005, plus (z) 100% of the proceeds of any sale during the period from June 30, 2002 to such date by the Seller or any of its Subsidiaries of (A) equity securities issued by the Seller or any of its Subsidiaries, or (B) warrants or subscription rights for equity securities issued by the Seller or any of its Subsidiaries.

              -----------------------------------------------------------------------------------
                         Applicable Date                          Applicable Amount
              -----------------------------------------------------------------------------------
                          June 30, 2002                              $33,000,000
              -----------------------------------------------------------------------------------


                                       2

              -----------------------------------------------------------------------------------
                        September 30, 2002                           $33,750,000
              -----------------------------------------------------------------------------------
                        December 31, 2002                            $34,550,000
              -----------------------------------------------------------------------------------
                          March 31, 2003                             $35,400,000
              -----------------------------------------------------------------------------------
                          June 30, 2003                              $36,300,000
              -----------------------------------------------------------------------------------
                        September 30, 2003                           $37,250,000
              -----------------------------------------------------------------------------------
                        December 31, 2003                            $38,250,000
              -----------------------------------------------------------------------------------
                          March 31, 2004                             $39,300,000
              -----------------------------------------------------------------------------------
                          June 30, 2004                              $40,400,000
              -----------------------------------------------------------------------------------
                        September 30, 2004                           $41,550,000
              -----------------------------------------------------------------------------------
                        December 31, 2004                            $42,750,000
              -----------------------------------------------------------------------------------
                          March 31, 2005                             $44,000,000
              -----------------------------------------------------------------------------------
                          June 30, 2005                              $45,300,000
              -----------------------------------------------------------------------------------

                  (e) amend and restate SECTION 5.04(a)(ii) in its entirety as the following:

                           (ii) the Debt to Worth Ratio as of the end of any fiscal quarter to be more than 7.50 : 1.

                  (f) amend and restate SECTION 5.04(a)(iii) in its entirety as the following:

                           (iii) the Net Income, for the fiscal quarter ending June 30, 2002, to be less than $750,000, or for any subsequent fiscal quarter, to be less than the minimum amount set forth opposite the last day of such fiscal quarter:

         -----------------------------------------------------------------------------------------------------------
                       Minimum Net Income                                   Fiscal Quarter ending
         -----------------------------------------------------------------------------------------------------------
                            $750,000                                            June 30, 2002
         -----------------------------------------------------------------------------------------------------------
                         $750,000 plus A                    the last day of any fiscal quarter ending thereafter
                                                                             (the "Other Date")
         -----------------------------------------------------------------------------------------------------------

                           A = $50,000 x N

                           N = the number of fiscal quarters from June 30, 2002 to and including the Other Date

         (For example, if the Other Date is June 30, 2003, there are four fiscal quarters from June 30, 2002 to June 30, 2003, i.e., 7/1/02 to 9/30/02,
         10/1/02 to 12/31/02, 1/1/03-3/31/03 and 4/1/03-6/30/03. Therefore, N is
         4. A = $50,000 x 4 = $200,000. The minimum Net Income for the fiscal quarter ending June 30, 2003 is $750,000 + $200,000 = $950,000)

                  (g) amend SECTION 5.04(a)(iv) to replace the phrase "Third Amended and Restated Credit Agreement, dated as of March 16, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "1998 Credit Agreement") among HPSC, Inc., American Commercial Finance Company, and BankBoston, N.A." with the phrase "the FootHill Credit Agreement."

                  (h) amend SECTION 5.04(b) to delete the definitions of "Consolidated EBIT", "Consolidated Net Income", "Consolidated Tangible Net Worth" and "Total Interest Expense".

                  (i) amend SECTION 5.04(b) to add the following definitions:

                           "ALLOWABLE SUBORDINATED DEBT" means, the subordinated Indebtedness, the aggregate outstanding balance of which does not exceed $25,000,000 and which consists of (a) the 11% Senior Subordinated Notes due 2007 issued by the Seller in the original aggregate principal amount of $20,000,000 pursuant to the Indenture, and (b) other subordinated Indebtedness, the terms and conditions of which expressly subordinate such Indebtedness to the general unsecured Indebtedness of the Seller.

                           "INTANGIBLE ASSETS" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                           "DEBT TO WORTH RATIO" means a ratio of (a) the outstanding amount of Indebtedness (excluding Allowable Subordinated
          Debt) of the Seller and its Subsidiaries on a consolidated basis, to
          (b) the sum of (i) Tangible Net Worth, PLUS (ii) the outstanding amount of the Allowable Subordinated Debt.

                           "NET INCOME" means, for any period, the net income (exclusive of minority interests and extraordinary items) for such period of Seller and its Subsidiaries on a consolidated basis, determined in accordance with GAAP.

                           "TANGIBLE NET WORTH" means, as of any date of determination, the result of (a) Seller's total stockholder's equity, MINUS (b) the sum of (i) all Intangible Assets of the Seller, (ii) all of the Seller's prepaid expenses, and (iii) all amounts due to the Seller from Affiliates, calculated on a consolidated basis in accordance with GAAP (except that such calculation of Tangible Net Worth shall be made without regard to the accounting adjustments required by Financial Accounting Standard No. 133).

                  (j) amend the Definition List of the PCA to add the following definition in the appropriate alphabetical order:

                           "CHANGE OF CONTROL" means a "Change of Control" occurs under and as defined in the Indenture or the FootHill Credit Agreement.

                           "FINANCIAL COVENANTS COMPLIANCE CERTIFICATE" means the certificate substantially in form and substance attached to this Agreement as EXHIBIT L hereto.

                           "FOOTHILL CREDIT AGREEMENT" means that Fifth Amended and Restated Credit Agreement, dated as of August __, 2002 (as the same may be amended, supplemented, restated or otherwise modified from time to time) among the Seller, Foothill Capital Corporation and certain financial institutions as lenders thereunder.

                           "INDENTURE" means the Indenture, dated as of March 20, 1997 among the Seller and State Street Bank & Trust Company, as trustee.

                  (k) amend and restate SECTION 7.01(i) in its entirety as the following:

                           (i) The Seller shall fail to observe any covenant contained in SECTION 5.04 or a Change of Control occurs.

                  (l) amend the PCA to add SCHEDULE I hereto as EXHIBIT L thereto.

                  SECTION 2. Subject to the conditions set forth in SECTION 3 hereof, Bravo, Triple-A and CapMAC waive the Financial Defaults; PROVIDED, however, such waiver shall be void and ineffective if (a) HPSC, Inc.'s Consolidated Tangible Net Worth as of June 30, 2002 is less than $33,000,000,
(b) the Seller or Bravo shall fail to deliver to CapMAC, by August 16, 2002, audited and unqualified financial statements for the period from January 1, 1999 to December 31, 2001 and unaudited financial statements for the period from January 1, 2002 to June 30, 2002, or (c) any such financial statement referred to in the preceding clause (b) is not accurate, complete, or prepared in accordance with GAAP (other than any footnote disclosures and year-end adjustments which are not required to be reflected in the unaudited quarterly financial statements).

                  SECTION 3. This Master Amendment shall become effective on the later of (i) the day when CapMAC's receipt of the fully executed copies of this Master Amendment and (ii) the day when the Triple-A Purchase Agreement becomes effective.

                  SECTION 4. Each of Bravo and HPSC Inc. represents and warrants as follows:

                  (a) This Master Amendment, the PCA and the LRPA as previously executed and as modified hereby, constitute legal, valid and binding obligations of each of Bravo and HPSC Inc (as applicable) and are enforceable against such party in accordance with their terms.

                  (b) Upon the effectiveness of this Master Amendment, each of Bravo and HPSC Inc. hereby reaffirms that the representations and warranties such party made in the PCA and the LRPA (as applicable) are true and correct.

                  (c) Upon the effectiveness of this Master Amendment, each of Bravo and HPSC Inc. hereby reaffirms all covenants made in the PCA, the LRPA and the other Facility Documents to which it is a party to the extent the same are not modified hereby and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Master Amendment.

                  (d) Subsequent to the effectiveness of this Master Amendment, No Wind-Down Event or Unmatured Wind-Down Event, Event of Termination, or Unmatured Event of Termination has occurred or is continuing.

                  SECTION 5. Except as specifically set forth above, the PCA, the LRPA, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Master Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of HPSC Bravo, CapMAC or Triple-A nor constitute a waiver of any provisions of the PCA, the LRPA, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  SECTION 6. Section headings in this Master Amendment are included herein for convenience of reference only and shall not constitute part of this Master Amendment for any other purpose.

                  SECTION 7. This Master Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 8. This Master Amendment may be executed by one or more of the parties to this Master Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, this Master Amendment has been duly executed as of the day and year first above written.

                                       HPSC BRAVO FUNDING, LLC


                                       By:   /s/ Rene Lefebvre
                                          --------------------------------
                                       Title: Manager



                                       HPSC, INC.


                                       By:   /s/ John W. Everets
                                          --------------------------------
                                       Title: Chairman and Chief Executive
                                              Officer



                                       CAPITAL MARKETS ASSURANCE CORPORATION


                                       By:   /s/ Richard Langberg
                                          --------------------------------
                                       Title: Director



                                       TRIPLE-A ONE FUNDING CORPORATION


                                       By: Capital Markets Assurance
                                       Corporation, its Attorney-in-Fact


                                       By:   /s/ Richard Langberg
                                          --------------------------------
                                       Title: Director



                        Signature Page--Master Amendment

                                   SCHEDULE I

                                   (Attached)

                                    Exhibit L

               Form of Financial Covenants Compliance Certificate

                                   (Attached)

   [with added certification language that no Event of Termination or Unmatured
                      Event of Termination is occurring.]


                                       9